UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781 PFS Funds (Exact name of registrant as specified in charter)

     480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020
(Address of principal executive offices)                     (Zip code)

Ross C. Provence
480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Wireless FundTM

Semi-Annual Report
September 30, 2010

Wireless Fund Sector Distribution (Unaudited)
(As a Percentage of Net Assets)

Industry Sector	Percentage of Net Assets
1. Radiotelephone Communications	37.04%
2. Communications Services	18.06%
3. Telephone Communications (No Radiotelephone)	16.14%
4. Semiconductors and Related Devices	8.82%
5. Radio & TV Broadcasting & Communications Equipment	8.80%
6. Electronic Computers	5.43%
7. Cash Equivalents Less Liabilities in Excess of Other Assets	3.04%
8. Telephone & Telegraph Apparatus	2.67%

Average annual total returns for the periods ended 9/30/10 (4/3/00 Inception)

9/30/10 NAV $5.51

	1 Year*	3 Year*	5 Year*	10 Year*
Wireless Fund	14.32%	-7.66%	6.29%	-11.56%
NASDAQ**	12.75%	-3.34%	2.86%	-3.63%
Standard & Poor’s 500 Index***	10.18%	-7.13%	0.64%	-0.43%

*1 Year, 3 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The inception date of the Wireless Fund was April 3, 2000.

**The NASDAQ Composite (NASDAQ) is a capitalization-weighted index of all common stocks listed on NAS-DAQ and is an unmanaged group of stocks whose composition is different from the Fund.

***The Standard & Poor’s 500 Index is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2010 Semi-Annual Report 1

Proxy Voting Guidelines

     Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s web-site at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing operating expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on April 1, 2010 and held through September 30, 2010.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 1, 2010 to
	April 1, 2010	September 30, 2010	September 30, 2010

Actual	$1,000	$1,057.58	$10.06

Hypothetical	$1,000	$1,015.29	$9.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2010 Semi-Annual Report 2

SCHEDULE OF INVESTMENTS - WIRELESS FUND

SEPTEMBER 30, 2010

(UNAUDITED)

Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Communications Services
4,700	American Tower Corp. *	$ 240,922
7,700	Crown Castle International Corp. *	339,955
9,000	SBA Communications Corp. *	362,700
		943,577	18.06%
Electronic Computers
1,000	Apple Inc. *	283,750	5.43%
Radiotelephone Communications
3,000	Cellcom Israel Ltd. (Israel)	91,110
14,000	China Unicom Ltd. **	203,840
7,000	Leap Wireless International Inc. *	86,450
16,800	MetroPCS Communications Inc. *	175,728
3,200	Millicom International Cellular SA (Luxembourg)	307,040
10,250	Mobile Telesystems OJSC **	217,608
7,750	NII Holdings Inc. *	318,525
6,000	Tele Norte Leste Participacoes S.A. **	84,480
14,800	Vimpel-Communications **	219,780
9,300	Vodafone Group plc **	230,733
		1,935,294	37.04%
Radio & TV Broadcasting & Communications Equipment
12,000	Motorola Inc. *	102,360
10,000	Nokia Corporation	100,300
5,700	QUALCOMM Inc.	257,255
		459,915	8.80%
Semiconductors and Related Devices
11,000	Intel Corporation	211,200
9,200	Texas Instruments Inc.	249,688
		460,888	8.82%
Telephone Communications (No Radiotelephone)
6,000	America Movil SA de CV **	319,980
4,500	AT&T, Inc.	128,700
5,000	China Mobile Limited **	255,650
30,000	Sprint Nextel Corp. *	138,900
		843,230	16.14%
Telephone & Telegraph Apparatus
2,850	Research In Motion Ltd. *	138,766	2.67%

Total for Common Stock (Cost $3,771,299)		5,065,420	96.96%
Money Market Funds
173,578	First American Treasury Obligation Fund Cl Y Rate 0.00% ***	173,578	3.32%
	(Cost - $173,578)
	Total Investments
	(Cost - $3,944,877)	5,238,998	100.28%
	Liabilities In Excess of Other Assets	(14,636)	-0.28%
	Net Assets	$ 5,224,362	100.00%

* Non-Income producing securities.
** ADR - American Depositary Receipt.
*** Variable rate security; the yield rate shown represents
the rate at September 30, 2010.
The accompanying notes are an integral part of the financial statements.

2010 Semi-Annual Report  3

WIRELESS FUND

Statement of Assets and Liabilities (Unaudited)
September 30, 2010

Assets:
Investment Securities at Fair Value	$ 5,238,998
(Cost - $3,944,877)
Receivables:
Shareholder Purchases	80
Dividends and Interest	12,217
Total Assets	5,251,295
Liabilities:
Payables:
Shareholder Redemptions	18,725
Advisory Fees	8,208
Total Liabilities	26,933

Net Assets	$ 5,224,362
Net Assets Consist of:
Paid In Capital	11,200,754
Accumulated Undistributed Net Investment Income	18,261
Accumulated Realized Gain (Loss) on Investments - Net	(7,288,774)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	1,294,121
Net Assets, for 948,838 Shares Outstanding	$ 5,224,362
(Unlimited number of shares authorized without par value)
Net Asset Value and Offering Price
Per Share ($5,224,362/948,838 shares)	$ 5.51
Minimum Redemption Price Per Share ($5.51 * 0.98)	$ 5.40

Statement of Operations (Unaudited)
For the six months ended September 30, 2010
Investment Income:
Interest	$ 1
Dividends (Net of foreign withholding tax and fees of $2,880)	69,555
Total Investment Income	69,556
Expenses:
Management Fees	51,295
Total Expenses	51,295

Net Investment Income	18,261

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	172,814
Change In Unrealized Appreciation on Investments	56,852
Net Realized and Unrealized Gain on Investments	229,666

Net Increase in Net Assets from Operations	$ 247,927

The accompanying notes are an integral part of the financial statements.

2010 Semi-Annual Report 4

WIRELESS FUND

Statements of Changes in Net Assets	(Unaudited)
	4/1/2010	4/1/2009
	to	to
	9/30/2010	3/31/2010
From Operations:
Net Investment Income (Loss)	$ 18,261	$ (18,444)
Net Realized Gain/(Loss) on Investments	172,814	255,949
Change In Net Unrealized Appreciation (Depreciation)	56,852	1,934,923
Increase (Decrease) in Net Assets from Operations	247,927	2,172,428
From Capital Share Transactions:
Proceeds From Sale of Shares	478,751	1,488,842
Proceeds From Redemption Fees (Note 2)	4,529	533
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(1,035,155)	(1,732,348)
Net Increase (Decrease) from Shareholder Activity	(551,875)	(242,973)

Net Increase (Decrease) in Net Assets	(303,948)	1,929,455

Net Assets at Beginning of Period	5,528,310	3,598,855
Net Assets at End of Period (Including Accumulated Undistributed	$ 5,224,362	$ 5,528,310
Net Investment Income of $18,261 and $0, respectively)

Share Transactions:
Issued	94,270	315,157
Reinvested	-	-
Redeemed	(205,909)	(368,686)
Net Increase (Decrease) in Shares	(111,639)	(53,529)
Shares Outstanding, Beginning of Period	1,060,477	1,114,006
Shares Outstanding, End of Period	948,838	1,060,477

Financial Highlights	(Unaudited)
Selected data for a share outstanding	4/1/2010		4/1/2009		4/1/2008		4/1/2007	4/1/2006		4/1/2005
throughout the period:	to		to		to		to	to		to
	9/30/2010		3/31/2010		3/31/2009		3/31/2008	3/31/2007		3/31/2006
Net Asset Value -
Beginning of Period	$ 5.21		$ 3.23		$ 5.81		$ 5.44	$ 4.79		$ 3.22
Net Investment Income/(Loss) (a)	0.02		(0.02)		(0.01)		(0.04)	(0.05)		(0.03)
Net Gains or Losses on Investments
(realized and unrealized) (b)	0.28		2.00		(2.57)		0.40	0.70		1.60
Total from Investment Operations	0.30		1.98		(2.58)		0.36	0.65		1.57
Proceeds from Redemption Fees	-	*	-	*	-	*	0.01	-	*	-
Net Asset Value -
End of Period	$ 5.51		$ 5.21		$ 3.23		$ 5.81	$ 5.44		$ 4.79
Total Return (c)	5.76%	***	61.30%		(44.41)%		6.80%	13.57%		48.76%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	5,224		5,528		3,599		8,116	6,532		7,399

Ratio of Expenses to Average Net Assets	1.95%	**	1.95%		1.95%		1.95%	1.95%		1.95%
Ratio of Net Investment Income/(Loss) to
Average Net Assets	0.35%	**	-0.36%		-0.12%		-0.71%	-1.05%		-0.85%
Portfolio Turnover Rate	1.97%	***	25.29%		12.02%		81.16%	17.13%		54.01%

* Proceeds from redemption fees were less than $0.005 per share. **Annualized. ***Not Annualized.
(a) Per Share amounts calculated using Average Shares Outstanding method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return calculation does not reflect redemption fee.

The accompanying notes are an integral part of the financial statements.

2010 Semi-Annual Report 5

NOTES TO THE FINANCIAL STATEMENTS - WIRELESS FUND September 30, 2010 (UNAUDITED)

1.) ORGANIZATION
Wireless Fund (the"Fund") is a non-diversified series of the PFS Funds (the "Trust"), an open-ended management investment company. Prior to March 5, 2010 the Trust was named Wireless Fund. The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of September 30, 2010, there are four series operating in the Trust. The Fund's primary investment objective is to seek long-term growth of capital. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services. All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the six month period ended September 30, 2010, proceeds from redemption fees were $4,529.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken on the Fund’s 2010 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2010 Semi-Annual Report 6

Notes to the Financial Statements (Unaudited) - continued

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities are generally valued by using market quotations. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or

2010 Semi-Annual Report 7

Notes to the Financial Statements (Unaudited) - continued

illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$5,065,420	$0	$0	$5,065,420
Money Market Funds	173,578	0	0	173,578
Total	$5,238,998	$0	$0	$5,238,998

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended September 30, 2010.

The Fund adopted GAAP guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective April 1, 2009. This guidance requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. The Fund did not invest in derivative instruments during the six month period ended September 30, 2010.

4.) INVESTMENT ADVISORY AGREEMENT
Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. The Adviser also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser. The Adviser pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses. For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund. As a result of the above calculation, for the six month period ended September 30, 2010, the Adviser received management fees totaling $51,295. At September 30, 2010, the Fund owed $8,208 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund. These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund. The Trustees who are not interested persons of the Fund were paid a total of $1,250 in Trustees’ fees for the six month period ended September 30, 2010 by the Adviser.

6.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at September 30, 2010 was $11,200,754 representing 948,838 shares outstanding.

7.) INVESTMENT TRANSACTIONS
For the six month period ended September 30, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $100,400 and $753,425, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

2010 Semi-Annual Report 8

Notes to the Financial Statements (Unaudited) - continued

For federal income tax purposes, the cost of investments owned at September 30, 2010 was $3,944,877. At September 30, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,661,051	($366,930)	$1,294,121

There were no differences between book basis and tax basis unrealized appreciation.

8.) LOSS CARRYFORWARDS
At March 31, 2010, the Fund had available for federal tax purposes an unused capital loss carryfor-ward of $7,461,588, of which $1,200,315 expires in 2011, $375,757 expires in 2012, $2,851,410 expires in 2013, $2,154,763 expires in 2014, $711,985 expires in 2017 and $167,358 expires in 2018. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. Capital loss carryforwards in the amount of $4,289,293 expired during the year ended March 31, 2010.

9.) DISTRIBUTIONS TO SHAREHOLDERS
There were no distributions paid during the six months ended September 30, 2010 and fiscal year ended March 31, 2010.

2010 Semi-Annual Report 9

Investment Adviser
Value Trend Capital Management, LP
480 North Magnolia Avenue, Suite 103
El Cajon, CA 92020

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ Ross C. Provence Ross C. Provence President

Date: 12/7/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ross C. Provence Ross C. Provence President

Date: 12/7/10

By: /s/ Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/7/10